SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of Report:  October 17, 2003  (Date of Earliest Event Reported: October 13, 2003))

CORNERSTONE PROPANE PARTNERS, L.P.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-12499	77-0439862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

432 Westridge Drive, Watsonville, CA 95076
(Address of Principal Executive Offices, including Zip Code)

(831) 724-1921
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant’s Certifying Accountant.

After approval from the Board of Directors of its general partner, which approval was based on the recommendation of the Board’s Audit Committee, on October 13, 2003, Cornerstone Propane Partners, L.P. (the “Partnership”) terminated its auditor-client relationship with its independent auditors, Deloitte & Touche LLP (“Deloitte & Touche”) and engaged the services of Marcum & Kliegman LLP to be the Partnership’s independent auditors for the fiscal year ended June 30, 2003.

As disclosed in the Partnership’s Current Report on Form 8-K filed on May 23, 2002, Arthur Andersen LLP (“Arthur Andersen”) were the Partnership’s independent auditors for the Partnership’s fiscal year ended June 30, 2001 and through the subsequent period ended May 16, 2002 on which date the Partnership terminated its auditor-client relationship with Arthur Andersen.  The Partnership’s consolidated financial statements and independent auditor’s report of Arthur Andersen as of and for the fiscal year ended June 30, 2001 should not be relied upon due to prior period misstatements identified during the preparation of the Partnership’s June 30, 2002 consolidated financial statements.

During the fiscal year of the Partnership ended June 30, 2001 and the subsequent period ended May 16, 2002, there were no disagreements between the Partnership and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

In October 2001 Arthur Andersen issued a management letter to the Partnership which concerned the following material weaknesses:

1.               Inadequate monthly close process.

2.               Lack of supporting records and documents.

On May 16, 2002, the Partnership selected Deloitte & Touche to be the Partnership’s independent auditors.  Delotte & Touche’s independent auditor’s report on the Partnership’s consolidated financial statements for the year ended June 30, 2002, contained a disclaimer of opinion, a scope exception and two explanatory paragraphs which read, in part, as follows:

“The accompanying 2002 consolidated financial statements include adjustments related to prior periods which the Partnership has included as prior period adjustments to partners’ capital (deficit) as described in Note 16 to the consolidated financial statements.  Because of the absence of significant accounting records of the Partnership for 2001, it was not practicable to extend our auditing procedures to enable us to form an opinion on the accompanying 2002 consolidated statements of operations, partners’ capital (deficit), and cash flows.  Furthermore, because of such lack of records, we were unable to assess whether the Partnership’s accounting principles were applied on a basis consistent with that of the preceding year.

Because of the matters discussed in the preceding paragraph, the scope of our work was not sufficient to enable us to express, and we do not express, an opinion on the results of operations, changes in partners’ capital (deficit) and cash flows of the Partnership for the year ended June 30, 2002.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to perform sufficient auditing procedures regarding the consistency of the accounting principles applied, the accompanying consolidated balance sheet presents fairly, in all material respects, the financial position of Cornerstone Propane Partners, L.P. and Subsidiaries at June 30, 2002 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, effective July 1, 2001, the Partnership adopted SFAS No. 142, Goodwill and Other Intangible Assets.

The accompanying consolidated financial statements for the year ended June 30, 2002 have been prepared assuming that the Partnership will continue as a going concern.  As discussed in Note 2 to the consolidated financial statements, the Partnership’s recurring net losses, negative working capital, partners’ capital deficiency and default on debt obligations raise substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 2.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The Partnership’s consolidated financial statements for the year ended June 30, 2002 were not prepared pursuant to Regulation S-X.  No financial statements of the Partnership have been issued as of or for any periods commencing on or after July 1, 2002.

Between May 16, 2002, and through the filing date of this Current Report on Form 8-K, the Partnership and Deloitte & Touche had disagreements over accounting principles and practices, financial statement disclosure and auditing scope and procedure on the following matters:

1.               The need to record the actual physical inventory of customer propane tanks.

2.               The need to record the differences between subsequent actual bonus payments and the initial bonus accrual.

3.               The characterization of unearned tank revenue.

4.               Certain disclosures within the Partnership’s consolidated financial statements.

These disagreements were resolved to Deloitte & Touche’s satisfaction.  The Audit Committee of the Board of Directors of the Partnership discussed the subject matter of each of the disagreements with Deloitte & Touche.  The Partnership has authorized Deloitte & Touche to respond fully to the inquiries of Marcum & Kliegman LLP concerning the subject matter of each of the disagreements.

In connection with its audit of the Partnership’s June 30, 2002 consolidated financial statements, Deloitte & Touche issued a management letter to the Partnership which described the following reportable conditions in internal controls.  The first three reportable conditions were identified as material weaknesses.

1.               The Partnership needs to implement a system to monitor and record customer propane storage tanks.

2.               The Partnership needs to implement internal controls to ensure related party transactions are appropriately recorded and disclosed in its external financial reporting.

3.               The Partnership needs to implement procedures and controls to review, monitor and maintain general ledger accounts.

4.               The Partnership needs to verify proper approval and recording of non-systematic journal entries.

5.               The Partnership needs to implement a process to ensure methodologies utilized to calculate estimates included in the financial statements are consistent and reasonable.

6.               The Partnership needs to increase the experience and depth of its financial management and accounting personnel.

7.               The Partnership’s reporting process is highly decentralized.  The process is largely undocumented with individuals involved having a limited understanding of certain parts of the process and no individual understanding the whole process.  Consolidation of financial reporting responsibilities should be considered.

During the fiscal year ended June 30, 2001, and through May 16, 2002, neither the Partnership nor any of its affiliates consulted Deloitte & Touche with respect to the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the consolidated financial statements or any other matters or reportable events under Section 304(a)(2)(i) or (ii) of Regulation S-K.

During the fiscal year ended June 30, 2002, and through the filing date of this Current Report on Form 8-K, neither the Partnership nor any of its affiliates consulted Marcum & Kliegman LLP with respect to the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the consolidated financial statements or any other matters or reportable events under Section 304(a)(2)(i) or (ii) of Regulation S-K.

The Partnership provided to Deloitte & Touche a copy of the disclosures made under this Item 4 and requested that Deloitte & Touche furnish a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements as set forth herein.  Such letter is attached hereto as Exhibit 16.1.

Item 7.   Exhibits.

(c)           Exhibits.

Exhibit Number	Description of Document

16.1	Letter from Deloitte & Touche LLP dated October 17, 2003.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CornerStone Propane Partners, L.P.

/s/ Curtis G. Solsvig III
Date: October 17, 2003	Curtis G. Solsvig III

Its: Chief Executive Officer